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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-82496, No. 333-91225, No. 333-91235 and No.
333-17105) and Form S-8 (No. 33-82410) of our report dated February 6, 2002, relating to the financial statements of SpatiaLight, Inc., which appear in this Amendment No. 5 on Form 10-KSB/A.

BDO Seidman, LLP
San Francisco, California

September 19, 2002